EX-99.906CERT

                  CERTIFICATION PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. section
1350), the undersigned, as Owner Trustee of College and University Facility Loan Trust One (the "Registrant"), hereby certifies that:

      1. the Registrant's report on Form N-CSR (the "Report") for the period ended May 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 13, 2003

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By:   /s/ Bryan Calder
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      Executive Vice President

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.